EXHIBIT 23.1


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation of our report dated February 14, 2000, incorporated by reference in the Annual Report of Frontier Oil Corporation on Form 10-K for the year ended December 31, 1999 into Frontier Oil Corporation previously filed Registration Statement file No. 33-15598 on Form S-8.


                                              ARTHUR ANDERSEN LLP



Houston, Texas
February 28, 2000

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